EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2025
EARNINGS PER SHARE
EARNINGS PER SHARE

18.EARNINGS PER SHARE

Basic earnings per share is calculated by dividing the profit or loss for the period attributable to equity holders of the Company by the weighted average number of ordinary shares in issue during the year.

Diluted earnings per share is calculated by adjusting the profit or loss attributable to ordinary equity holders of the Company and the weighted average number of shares in issue during the year for the effects of all dilutive potential ordinary shares.

The following table reflects the net income (loss) and share data used in the basic and diluted EPS calculations:

Basic and diluted earnings per share

	2025	2024	2023
	in €	in €	in €
Total basic and diluted earnings per share attributable to the ordinary equity holders of the company	(1.87)	(2.41)	1.28

Reconciliations of earnings used in calculating earnings per share

in € thousands	2025	2024	2023
Profit / (Loss) from continuing operations as presented in the statement of profit or loss	(71,042)	(84,111)	36,868

Weighted average number of shares used as the denominator

	2025	2024	2023
Weighted average number of ordinary shares used as the denominator in calculating basic and diluted earnings per share	38,062,427	34,935,357	28,725,000

The 1,250,000 potentially dilutive shares from the agreement with Black Forest have not been included in the calculation of diluted earnings per share as they are anti-dilutive for the year ended December 31, 2025. Please refer to Note 29. Non-current and current financial liabilities for further information.

Warrant liabilities

Warrants granted to the original shareholders of Pegasus SPAC are considered to be potential ordinary shares. The warrants are in connection with the merger of Pegasus SPAC into Merger Sub Corp, a wholly owned subsidiary of SCHMID Group N.V. in 2024. SCHMID Group N.V. issued 21 million private warrants in replacement of the 21 million Pegasus warrants still outstanding on the closing date.

The warrants have not been included in the calculation of diluted earnings per share from their date of issue (30 April 2024), because they are anti-dilutive for the year ended December 31, 2025 and 2024. The warrants could potentially dilute basic earnings per share in the future.

Earnout Shares

5,000,000 SCHMID N.V. shares are issuable pursuant to the Earnout Agreement and are considered to be potential ordinary shares. The shares are conditional upon share price increases and there are no service conditions that are required to be met. The conditions are as follows: 50% (2,500,000) of the earnout shares shall vest upon the occurrence of the share price being greater than $15.00 for a period of more than 20 days out of 30 consecutive trading days after the Closing Date within 3 years, the remaining 50% of the earnout shares shall vest upon the occurrence of the share price being greater than $18.00 for a period of more than 20 days out of 30 consecutive trading days after the Closing Date within 3 years. They would have been included in the determination of diluted earnings per share if the required vesting conditions would have been met based on the share price increases up to the reporting date and to the extent to which they are dilutive. The earnout shares have not been included in the determination of the basic earnings per share.